UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2015 (December 18, 2015)

Medgenics, Inc. (Exact Name of Issuer as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-35112 (Commission File Number)	98-0217544 (I.R.S. Employer Identification Number)

435 Devon Park Drive, Building 700 Wayne, Pennsylvania (Address of Principal Executive Offices)	19087 (Zip Code)

(610) 254-4201 (Registrant’s Telephone Number, Including Area Code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry Into a Material Definitive Agreement.

On December 18, 2015, Medgenics, Inc., a Delaware corporation, through its wholly owned subsidiary Medgenics Medical Israel Ltd., a company organized under the laws of the State of Israel (collectively, the “Company”), entered into an amendment (the “Amendment”) of the Sponsored Research Agreement by and between the Company and The Children’s Hospital Of Philadelphia, a Pennsylvania nonprofit corporation (“CHOP”), dated November 12, 2014 (the “Research Agreement”).

The Amendment extends the term of the Research agreement for a second year, through November 10, 2016, and the Company has the unilateral right to extend the term of the Research Agreement for an additional year, and to provide additional funding for such an extension. Pursuant to the Amendment, the Company is obligated to pay CHOP 4,475,765 in 2016 (which is equal to the funding that the Company paid to CHOP in 2015), and $1,856,023 in the first quarter of 2017, for a total of $6,331,788.

Under the terms of the Research Agreement, the Company agreed to sponsor research at CHOP with respect to the recruitment and genetic analysis of patents with rare Mendelian diseases to accelerate discovery of diagnostic and therapeutic targets. In exchange for the Company’s sponsorship of the research program, CHOP has granted the Company options over certain intellectual property created in the course of the research.

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 10-K and is incorporated herein by reference. The description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit. The Research Agreement (with certain portions redacted pursuant to a confidential treatment order) was included as Exhibit 10.28 to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2014 filed with the Securities and Exchange Commission on February 13, 2015.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on December 22, 2015, announcing the extension of the Research Agreement. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Amendment #1 to Sponsored Research Agreement, dated December 18, 2015, by and between Medgenics Medical Israel Ltd. and the Children’s Hospital of Philadelphia

99.1	Press Release dated December 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medgenics, Inc.

Date: December 22, 2015	By:	/s/ John Leaman
John Leaman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Amendment #1 to Sponsored Research Agreement, dated December 18, 2015, by and between Medgenics Medical Israel Ltd. and the Children’s Hospital of Philadelphia

99.1	Press Release dated December 22, 2015